UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

May 15, 2006

Dear Medallion Financial Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Medallion Financial Corp. (the “Company”) to be held on June 16, 2006, at 10:00 a.m., Eastern Daylight Saving Time, at The Harmonie Club, located at 4 East 60th Street, New York, New York 10022.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote by mailing a completed proxy card as an alternative to voting in person at the meeting. Voting by this method will ensure that your shares will be represented at the Annual Meeting.

Thank you for your cooperation.

Sincerely,

ALVIN MURSTEIN

Chairman of the Board of Directors and Chief Executive Officer

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of Medallion Financial Corp. (the “Company”) will be held on June 16, 2006 at 10:00 a.m., Eastern Daylight Saving Time at The Harmonie Club, located at 4 East 60th Street, New York, New York 10022, to consider and act upon the following matters:

1.	To elect three directors to serve until the 2009 Annual Meeting of Stockholders;

2.	To approve the adoption of the Company’s 2006 Non-Employee Director Stock Option Plan;

3.	To approve the adoption of the Company’s 2006 Employee Stock Option Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 21, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of 10 days prior to the meeting during regular business hours at the Company’s principal offices located at the address listed above. All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

MARIE RUSSO

Secretary

New York, New York

May 15, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, VOTE AS SOON AS POSSIBLE. YOU MAY VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY OR VOTER INSTRUCTION CARD. FOR DETAILED INFORMATION REGARDING VOTING INSTRUCTIONS, PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING / HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?” ON PAGE 4 OF THE PROXY STATEMENT. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

2006 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

June 16, 2006

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 16, 2006 (the “Annual Meeting”) and at any adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 10 a.m. Eastern Daylight Saving Time at The Harmonie Club, located at 4 East 60th Street, New York, New York 10022. The date of the mailing of this proxy statement and accompanying proxy is on or about May 15, 2006. All shares of common stock will be voted in accordance with the stockholders’ instructions.

Stockholders are entitled to one vote per share on all matters voted upon at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of common stock outstanding on April 21, 2006 will constitute a quorum. If the accompanying proxy is properly signed and timely returned to American Stock Transfer & Trust Company and not revoked, it will be voted in accordance with the instructions contained therein.

Unless contrary instructions are given, the persons designated as proxy holders on the accompanying proxy card will vote:

(i)	FOR the Board of Director’s nominees;

(ii)	FOR the approval of the adoption of the Company’s 2006 Non-Employee Director Stock Option Plan;

(iii)	FOR the approval of the adoption of the Company’s 2006 Employee Stock Option Plan; and

(iv)	if any other matters properly come before the Annual Meeting, in accordance with their best judgment on such matters.

Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy. Stockholders have no dissenters’ rights of appraisal in connection with any matter being presented at the Annual Meeting.

VOTING SECURITIES AND VOTES REQUIRED

On April 21, 2006, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 17,265,415 shares of common stock of the Company, $0.01 par value per share (the “Common Stock”). Stockholders are entitled to one vote per share.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken. A plurality of the votes cast is required for the election of directors. A majority of the votes cast is required for all other matters. Abstentions and “broker non-votes” will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and “broker non-votes” will have no effect on the matters to be voted on at the meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:	The Board of Directors of the Company is providing these proxy materials for you in connection with the Company’s Annual Meeting of Stockholders, which will take place on June 16, 2006. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposal described in this proxy statement.

Q:	WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2005 Annual Report, including our 2005 consolidated financial statements, are also enclosed.

Q:	WHAT WILL BE VOTED ON AT THE MEETING?

A:	There are three matters scheduled to be voted on at the Annual Meeting:

•	The election of three directors to serve until the 2009 Annual Meeting of Stockholders;

•	The adoption of the Company’s 2006 Non-Employee Director Stock Option Plan; and

•	The adoption of the Company’s 2006 Employee Stock Option Plan

Q:	WHAT IS THE COMPANY’S VOTING RECOMMENDATION?

A:	Our Board of Directors recommends that you vote your shares “FOR” the matters listed above.

Q:	WHAT SHARES CAN I VOTE?

A:	All shares owned by you as of the close of business on April 21, 2006, the record date, may be voted by you. These shares include (1) shares held directly in your name as the stockholder of record, including shares purchased through the Company’s Dividend Reinvestment Plan, and (2) shares held for you as the beneficial owner through a stockbroker or bank or shares purchased through the Company’s 401(k) Investment Plan.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:	Most of the Company’s stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed a proxy for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING. SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “HOW ARE VOTES COUNTED?”.

Q:	CAN I CHANGE MY VOTE?

A:	You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038 or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	HOW ARE VOTES COUNTED?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. The election of the Company’s directors requires a plurality of the votes cast, so abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast. This means the nominees for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes will be elected as directors.

The approval of all other proposals requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the results of the votes on such proposals.

Q:	WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSALS?

A:	Approval of the director nominees require a plurality of the votes cast at the Annual Meeting, in person or by proxy. Approval of all other matters requires the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy.

If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in “WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?” above.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2006.

Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A:	Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:	WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A:	Each share of our Common Stock outstanding as of the close of business on April 21, 2006, the record date, is entitled to vote on all items being voted upon at the annual meeting. On the record date, we had approximately 17,265,415 shares of Common Stock issued and outstanding.

Q:	WHO WILL COUNT THE VOTES?

A:	A representative of American Stock Transfer & Trust Company, the Company’s transfer agent, will tabulate the votes and act as the inspector of election.

Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A:	The Company will pay the entire cost of the proxy preparation and solicitation, including reimbursing brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. We have retained Innisfree M&A Incorporated to act as a proxy solicitor for a fee of approximately $7,000, plus reimbursement of out-of-pocket expenses. The Company is soliciting proxies primarily by mail. In addition, our directors, officers and regular employees as well as our proxy solicitor may solicit proxies in person, by telephone or by electronic communication. Our directors, officers and regular employees will not receive any additional compensation for such solicitation activities.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 28, 2006, regarding the ownership of the Company’s Common Stock by (i) the persons known by the Company to own more than five percent of the outstanding shares, (ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the “Commission”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 28, 2006 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Alvin Murstein(2) Chairman, Chief Executive Officer, and Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	1,688,333	9.58%

Andrew M. Murstein(3) President and Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	1,613,333	9.16%

Larry D. Hall(4)... Senior Vice President and Chief Financial Officer c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	85,581	*

Brian S. O’Leary(5) Chief Operating Officer, and Chief Credit Officer c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	77,625	*

Michael J. Kowalsky(6) Executive Vice President c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	65,518	*

Henry L. Aaron(7) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	3,667	*

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)

Mario M. Cuomo(8) Director c/o Willkie Farr & Gallagher, LLP 787 Seventh Avenue New York, NY 10019	12,000	*

Henry D. Jackson(9) Director c/o Merchant Equity Partners LLP 42 Berkeley Square London, England W1J 5AW	10,500	*

Stanley Kreitman(10) Director c/o Signature Bank 300 Park Avenue New York, NY 10022	10,000	*

Frederick A. Menowitz(11) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	5,667	*

David L. Rudnick(12) Director c/o Rudco Properties, Inc. 365 West Passaic Street Rochelle Park, NJ 07662	19,424	*

Lowell P. Weicker, Jr.(13) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	7,550	*

All executive officers and directors as a group (14 persons)(14)	3,652,786	19.96%

Dimensional Fund Advisors Inc.(15) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,280,239	7.42%

Wellington Management Company, LLP(16) 75 State Street Boston, MA 02109	970,500	5.62%

*	Less than 1.0%
(1)	Applicable percentage of ownership is based on 17,265,415 shares of common stock outstanding as of April 21, 2006 together with the exercisable options for such stockholder or group of stockholders, as applicable. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares subject to options are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes 1,240,000 shares of common stock owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 85,000 shares of common stock owned by Alvin Murstein directly, 5,000 shares of common stock owned by Alvin Murstein’s spouse and 358,333 shares of common stock issuable upon the exercise of options. Does not include 16,667 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(3)	Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew Murstein is a trustee and beneficiary, 8,000 shares held by Andrew M. Murstein directly and 355,333 shares of common stock issuable upon the exercise of options. Does not include 16,667 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(4)	Includes 12,800 shares of common stock owned by Larry D. Hall directly and 72,781 shares of common stock issuable upon the exercise of options.
(5)	Includes 2,624 shares of common stock held by Charles Schwab & Co., Inc. in an Individual Retirement Account for the benefit of Brian S. O’Leary and 75,001 shares issuable upon the exercise of options.
(6)	Includes 1,800 shares of common stock owned by Michael J. Kowalsky directly, 1,218 shares of common stock held by Fidelity Investments in an Individual Retirement Account for the benefit of Michael J. Kowalsky and 62,500 shares of common stock issuable upon the exercise of options.
(7)	Consists of 3,667 shares of common stock issuable upon the exercise of options. Does not include 7,333 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(8)	Consists of 12,000 shares of common stock issuable upon the exercise of options. Does not include 6,000 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(9)	Consists of 10,500 shares of common stock issuable upon the exercise of options. Does not include 6,000 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(10)	Includes 1,000 shares of common stock owned by Stanley Kreitman directly and 9,000 shares of common stock issuable upon the exercise of options.
(11)	Consists of 5,667 shares of common stock issuable upon the exercise of options. Does not include 2,833 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(12)	Includes 10,424 shares of common stock owned by David L. Rudnick directly and 9,000 shares of common stock issuable upon the exercise of options.
(13)	Includes 800 shares of common stock owned by Lowell P. Weicker, Jr. directly and 6,750 shares of common stock issuable upon the exercise of options. Does not include 6,000 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(14)	Consists of 1,030,599 shares of common stock issuable upon the exercise of options. Does not include 74,833 shares of common stock issuable upon the exercise of options not exercisable within 60 days of April 28, 2006.
(15)	Based upon a Schedule 13G dated February 1, 2006, filed with the Commission by Dimensional Fund Advisors Inc. (“Dimensional”). In the Schedule 13G, Dimensional reported that it has sole voting power with respect to 1,280,239 shares and sole dispositive power with respect to 1,280,239 shares. Dimensional reports that all securities reported in the Schedule 13G are owned by advisory clients of Dimensional. Dimensional disclaims beneficial ownership of such securities.
(16)	Based upon a Schedule 13G dated January 10, 2006, filed with the Commission by Wellington Management Company, LLP (“Wellington”). In the Schedule 13G, Wellington reported that it has shared voting power with respect to 970,500 shares and shared dispositive power with respect to 970,500 shares. Wellington reported that the securities as to which it filed the Schedule 13G, in its capacity as investment advisor, are owned of record by clients of Wellington. Wellington reported that those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

The Company’s Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. The number of directors is fixed at nine. Elections for Class I Directors will be held at the Annual Meeting on June 16, 2006. Class II Directors were last elected at the annual meeting of stockholders held on July 2, 2004 and will stand for election in 2007. Class III Directors were last elected at the annual meeting of stockholders held on June 17, 2005 and will stand for election in 2008.

The Board of Directors has nominated Stanley Kreitman, Frederick A. Menowitz, and David L. Rudnick for election as Class I Directors for a three-year term until the annual meeting of stockholders in 2009. Messrs. Kreitman, Menowitz, and Rudnick each presently serves as a director and each has consented to being named in this proxy statement and to serve if elected. THE PERSONS NAMED IN THE ENCLOSED PROXY CARD, ALVIN MURSTEIN AND MARIE RUSSO, WILL VOTE TO ELECT MESSRS. KREITMAN, MENOWITZ AND RUDNICK AS DIRECTORS OF THE COMPANY UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY OR ALL OF THE NOMINEES IS WITHHELD BY MARKING THE PROXY CARD TO THAT EFFECT. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that any of the nominees will be unavailable.

Approval of the nominees requires a plurality of the votes cast at the Annual Meeting, in person or by proxy.

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL

THE 2009 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position	Term of Office
Stanley Kreitman	74	Director	Director since 1996
Frederick A. Menowitz	69	Director	Director since 2003
David L. Rudnick	66	Director	Director since 1996

Stanley Kreitman has served as a Director of the Company since February 1996. Since 1993, Mr. Kreitman has served as Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman serves as a member of the Board of Directors of CCA Industries, Geneva Mortgage Corp., KSW Corp., and Capital Lease Funding, all publicly-traded companies. He also serves as chairman of the New York Board of Corrections. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

Frederick A. Menowitz has served as a Director of the Company since May 2003. Mr. Menowitz is currently an independent real estate investor. Mr. Menowitz received a B.A. from the University of Virginia and a J.D. from the University of Virginia School of Law. He is a member of the American Bar Association, the New York State Bar Association, the Queens Chamber of Commerce, and the Elmhurst, New York Chamber of Commerce.

David L. Rudnick has served as a Director of the Company since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc., a real estate management concern and CEO of the Century Associates Group, a national commercial real estate concern which he founded in 1966. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick previously served as President of the Financial Stationers Association and a Director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein’s father-in-law.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR MESSRS. KREITMAN, MENOWITZ AND RUDNICK AS DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The Company is requesting that stockholders vote in favor of adopting the Medallion Financial Corp. 2006 Non-Employee Director Stock Option Plan (the “New Director Plan”), which was approved by the Board of Directors on February 15, 2006, subject to approval by the Company’s stockholders and approval by the Securities and Exchange Commission.

General

The following is a summary of the principal features of the New Director Plan. This summary, however, does not purport to be a complete description of all of the provisions of the New Director Plan. It is qualified in its entirety by reference to the full text of the New Director Plan. A copy of the New Director Plan has been filed with the Securities and Exchange Commission with this proxy statement, and any stockholder who wishes to obtain a copy of the New Director Plan may do so by written request to the Secretary at the Company’s headquarters in New York, New York. A copy of the New Director Plan also appears as Exhibit I to this Proxy Statement.

The New Director Plan is designed to give the Company the ability to attract and retain highly qualified directors and to ensure close identification of interests between non-interested directors and the Company’s stockholders.

The New Director Plan was approved by the Board of Directors on February 15, 2006. The New Director Plan’s effectiveness is dependent on the approval by stockholders at the meeting and receipt of exemptive relief from the Securities and Exchange Commission. The New Director Plan is intended to replace the Company’s 1996 Non-Employee Director Stock Option Plan (the “1996 Director Plan”) which expires on May 21, 2006. After May 21, 2006, no additional shares will be available for future issuance under the 1996 Director Plan.

As of April 21, 2006, the fair market value of a share of the Company’s common stock was $13.32.

Share Reserve

The aggregate number of shares of the Company’s common stock that will be available for issuance under the New Director Plan is 100,000 shares of Common Stock, or 0.58% of the 17,265,415 shares of Common Stock outstanding as of April 21, 2006. If awards under the New Director Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the New Director Plan.

After May 21, 2006, there will be no additional shares available for grant under the Company’s 1996 Employee Stock Option Plan or its 1996 Director Plan. Prior to its expiration date, the Company intends to grant the remaining options available under the 1996 Employee Stock Option Plan. The shares subject to existing unexercised options equal approximately 8.22% of the Company’s outstanding shares of Common Stock. When added to the remaining shares that can be issued under the 1996 Employee Stock Option Plan, the total shares would equal 9.42% of the outstanding shares of Common Stock. When added to the shares that can be issued under options under the New Director Plan, the total shares would equal 10.00% of the outstanding shares of Common Stock and when added to the shares that can be issued under options under the 2006 Employee Stock Option Plan described in Proposal 3, the total shares would equal 14.64% of the outstanding shares of Common Stock. The Compensation Committee believes that this is generally a lower percentage than is typical of other publicly-traded financial services companies.

Subject to approval by the Commission, the number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash.

Administration

The Director Plan provides for the automatic grant of options to directors of the Company who are not employees or officers, including interested persons. The New Director Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible for grants or awards of options under the New Director Plan (the “Committee”).

Eligibility and Types of Awards under the New Director Plan

Eligible participants in the New Director Plan are those directors of the Company who are not otherwise employees or officers of the Company, including interested persons, referred to as Eligible Directors. The total number of shares which may be granted from time to time under the New Director Plan is 100,000 shares. The exercise price of options granted is not less than the fair market value of the Company’s Common Stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Committee. Options become exercisable at each annual stockholder meeting. Options vest in equal one-third increments on an annual basis. To exercise options, the optionee must remain an Eligible Director. No option may be exercised more than ten years after the date on which it is granted.

Under the New Director Plan, the Company will grant an option to purchase 9,000 shares to each Eligible Director elected at an annual stockholder meeting after the approval date of the New Director Plan, including those Eligible Directors standing for election at the Company’s 2006 Annual Meeting. If an Eligible Director is elected after the approval date by means other that an annual stockholder meeting, the Company will grant an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the Eligible Director’s three-year term.

Amendment and Termination

Unless sooner terminated by the Board of Directors, the New Director Plan will terminate on February 14, 2016 and no additional awards may be made under the New Director Plan after that date. The Board of Directors may not materially increase the number of shares authorized under the New Director Plan or materially increase the benefits accruing to participants under the New Director Plan without the approval of the stockholders of the Company or of the Securities and Exchange Commission.

New Plan Benefits

The following table shows the stock options that the individuals and groups referred to below will receive in 2006 if the New Director Plan is approved by the Company’s stockholders at the 2006 Annual Meeting and the Company receives exemptive relief from the Securities and Exchange Commission.

Name and Position	Dollar Value	Number of Units
Henry L. Aaron	—	—
Mario M. Cuomo	—	—
Henry D. Jackson	—	—
Stanley Kreitman	*	9,000
Frederick A. Menowitz	*	9,000
David L. Rudnick	*	9,000
Lowell P. Weicker, Jr.	—	—
Non-Executive Director Group	*	27,000

*	The dollar value of the stock options is the fair market value of the Company’s Common Stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Committee.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the New Director Plan based on federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters, which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the New Director Plan.

With respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

PROPOSAL NO. 3

APPROVAL OF THE 2006 EMPLOYEE STOCK OPTION PLAN

The Company is requesting that stockholders vote in favor of adopting the Medallion Financial Corp. 2006 Employee Stock Option Plan (the “New Employee Plan”), which was approved by the Board of Directors on February 15, 2006, subject to approval by the Company’s stockholders.

General

The following is a summary of the principal features of the New Employee Plan. This summary, however, does not purport to be a complete description of all of the provisions of the New Employee Plan. It is qualified in its entirety by reference to the full text of the New Employee Plan. A copy of the New Employee Plan has been filed with the Securities and Exchange Commission with this proxy statement, and any stockholder who wishes to obtain a copy of the New Employee Plan may do so by written request to the Secretary at the Company’s headquarters in New York, New York. A copy of the New Employee Plan also appears as Exhibit II to this Proxy Statement.

The Company proposes to establish the New Employee Plan for the purpose of attracting, retaining and motivating employees of outstanding competence and to align further their interests with those of the Company’s stockholders. The Compensation Committee reviewed the 1996 Employee Plan and concluded that the impending termination date and the number of shares authorized and available for grant are insufficient to provide flexibility with respect to stock-based compensation, or to establish appropriate long-term incentives to achieve Company objectives. The Compensation Committee and the Board of Directors believe that stock-based incentive compensation, particularly through the award of stock options, is necessary to help attract, retain and motivate employees of outstanding competence and to align further their interests with those of the Stockholders.

The New Employee Plan was approved by the Board of Directors on February 15, 2006. The New Employee Plan’s effectiveness is dependent on the approval by stockholders at the meeting. The New Employee Plan is intended to replace the Company’s 1996 Employee Stock Option Plan (the “1996 Employee Plan”) which expires on May 21, 2006. After May 21, 2006, no additional shares will be available for future issuance under the 1996 Employee Plan.

As of April 21, 2006, the fair market value of a share of the Company’s common stock was $13.32.

Share Reserve

The aggregate number of shares of the Company’s common stock that will be available for issuance under the New Employee Plan is 800,000 shares of Common Stock, or 4.63% of the 17,265,415 shares of Common Stock outstanding as of April 21, 2006. If awards under the New Employee Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the New Employee Plan.

After May 21, 2006, there will be no additional shares available for grant under the Company’s 1996 Employee Plan or its 1996 Director Plan. Prior to its expiration date, the Company intends to grant the remaining options available under the 1996 Employee Plan. The shares subject to existing unexercised options equal approximately 8.22% of the Company’s outstanding shares of Common Stock. When added to the remaining shares that can be issued under the 1996 Employee Plan, the total shares would equal 9.42% of the outstanding shares of Common Stock. When added to the shares that can be issued under options under the Company’s 2006 Non-Employee Director Stock Option Plan described in Proposal 2, the total shares would equal 10.00% of the outstanding shares of Common Stock and when added to the shares that can be issued under options under the New Employee Plan, the total shares would equal 14.64% of the outstanding shares of Common Stock. The Compensation Committee believes that this is generally a lower percentage than is typical of other publicly-traded financial services companies.

Subject to approval by the Commission, the number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash.

Administration

The Compensation Committee will administer the New Employee Plan and have the authority, subject to the provisions of the New Employee Plan, to determine who will receive awards under the New Employee Plan and the terms of such awards. The Compensation Committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. In addition, the New Employee Plan provides that unless the Compensation Committee determines otherwise, the exercise price of options will be automatically reduced by the amount of any cash dividends paid on the Common Stock after the option is granted but before it is exercised. Options granted under the New Employee Plan may be exercised for a period of no more than ten years from the date of grant.

Eligibility and Types of Awards under the New Employee Plan

Employees of the Company and its subsidiaries and affiliates are eligible to participate in the New Employee Plan. Non-employee directors of the Company are not eligible to participate. The maximum number of shares that may be covered by options granted under the New Employee Plan for a single participant is 125,000.

Options granted under the New Employee Plan may be either “incentive stock options” within the meaning of Section 422 of the Code (“ISO”), or non-qualified stock options, and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share.

Incentive stock options must have a per share exercise price of no less than the fair market value on the date of grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of a share of Common Stock on the date of the grant. Non-qualified stock options granted under the New Employee Plan must have a per share exercise price of no less than the fair market value of the Company’s Common Stock on the date of the grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Committee. Options are not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee’s lifetime only by the optionee.

Amendment and Termination

Unless sooner terminated by the Board of Directors, the New Employee Plan will terminate on February 14, 2016, and no additional awards may be made under the New Employee Plan after that date. The Board of Directors may not materially increase the number of shares authorized under the New Director Plan or materially increase the benefits accruing to participants under the New Director Plan without the approval of the stockholders of the Company.

New Plan Benefits

The number of options that will be granted in 2006 under the New Employee Plan is not determinable because the grant of options under the New Employee Plan is discretionary.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the New Employee Plan based on federal income tax laws in effect on the date of this proxy statement.

This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, The Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the New Employee Plan.

1. ISOs.    No taxable income is realized by the participant upon the exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a non-qualified stock option.

2. Non-qualified Stock Options.    With respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2006 EMPLOYEE STOCK OPTION PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the Board of Directors has appointed Weiser LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006. As the Company’s independent auditors, Weiser will audit the books, records and accounts of the Company and its consolidated subsidiaries. The Board of Directors is not asking stockholders to ratify this appointment at the Annual Meeting. Ratification of the independent auditors is not required by the Company’s organizational documents or applicable law.

Weiser has audited the Company’s consolidated financial statements annually since the Company’s 2005 fiscal year. Representatives of Weiser are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

Prior Accountants

Eisner LLP

Eisner LLP (“Eisner”) served as the Company’s independent registered public accountants for the fiscal year ended December 31, 2004. In April and early May of 2005, the Company made contact with potential candidates to replace Eisner as the Company’s independent registered public accountants. Management held several meetings with such firms, and also received a bid offer. Eisner later resigned. On July 25, 2005, the Company engaged Weiser as the independent registered public accountants to audit the Company’s financial statements. Prior to formally engaging Weiser, the Audit Committee of the Company’s Board of Directors approved said action at a meeting held on July 13, 2005.

During the fiscal year ended December 31, 2004, and the subsequent interim period from January 2005 to July 2005, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject of the disagreement in connection with Eisner’s reports on the Company’s financial statements for such years and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent registered public accountants for the fiscal year ended December 31, 2003. On August 25, 2004, the Company dismissed PwC and engaged Eisner as its new independent registered public accountants. The Audit Committee of the Company’s Board of Directors recommended that the Company change independent registered public accountants, directed the process of review of candidate firms to replace PwC and made the final decision to engage Eisner.

During the period from January 2004 to August 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject of the disagreement in connection with PwC’s reports on the Company’s financial statements for such years and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Reports of Weiser LLP and Eisner LLP

The reports of Weiser and Eisner on the financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2004, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by Weiser, Eisner and PwC for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	Auditor	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	Weiser	$415,000.00	—
	Eisner	$32,000.00	$635,000.00
	PwC	$5,500.00	$44,100.00
Audit-Related Fees		—	—
Tax Fees	Weiser	$70,000.00	$45,000.00
All Other Fees	Weiser	7,500.00	$123,813.00

Total Fees		$530,000.00	$847,913.00

Audit Fees.    Consists of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports. Also consists of fees billed for services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.    There were no fees billed to the Company by Weiser, Eisner and PwC for the fiscal years ended December 31, 2005 and December 31, 2004 for assurance and related services reasonably related to the performance of the audit or review of the Company’s consolidated financial statements.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on federal and state tax matters.

All Other Fees.    Consists of fees for products and services other than the services reported above. These services include accounting consultations in connection with the Sarbanes-Oxley Act of 2002 and accounting advice in connection with proposed strategic transactions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. One hundred percent of the tax fees and all other fees were approved by the Audit Committee.

CORPORATE GOVERNANCE

Organization and Compensation of the Board of Directors

The Board of Directors is responsible for the Company’s management and direction and for establishing broad corporate policies. As further described below, the Board held regularly scheduled meetings during the year ended December 31, 2005. The Board is comprised of nine total members, a majority of whom (six) are not “interested persons” under the Investment Company Act of 1940. The Board of Directors held four formal meetings and one special meeting during the year ended December 31, 2005. Each director attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which he served. The Company’s directors are strongly encouraged to attend the annual meeting of Stockholders. Three of the Company’s directors attended last year’s annual meeting.

Board Committees

The Company has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found in the “For Investors” section of our website at www.medallion.com. In addition, a copy of the Audit Committee charter appears as Exhibit III to this Proxy Statement.

Audit Committee

The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent public accountants. The Audit Committee met six times during the year ended December 31, 2005 to review (i) the effectiveness of the public accountants during the audit for the year ended December 31, 2005, (ii) the adequacy of the 2005 financial statement disclosures for the year ended December 31, 2005, (iii) the Company’s internal control policies and procedures, and (iv) the selection of the Company’s independent public accountants. The members of the Audit Committee are Messrs. Kreitman, Jackson, and Weicker. Each Audit Committee member meets the independence requirements of NASDAQ and the Commission. See “Report of the Audit Committee of the Board of Directors.”

Compensation Committee

The Compensation Committee makes recommendations concerning compensation of the directors and executive officers of the Company including (i) all incentive or stock option plans or arrangements established by the Company for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit, plans and arrangements and (iii) the engagement of, terms of any employment agreements and arrangements with, and termination of, all officers of the Company. Each Compensation Committee member meets the independence requirements of the NASDAQ and the Commission. The Board of Directors did not reject any recommendations of the Compensation Committee during the year ended December 31, 2005. The members of the Compensation Committee are Messrs. Jackson, Kreitman, and Menowitz. The Compensation Committee met once during the year ended December 31, 2005 and made recommendations concerning compensation, stock options and other employment matters. See “Report of the Compensation Committee of the Board of Directors as to Compensation Matters.”

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends individuals to the Board of Directors for nomination as members of the Board of Directors and its committees. The Nominating and Governance Committee is also charged with overseeing the evaluation of the Board of Directors and reviewing the Company’s board governance principles and advising the board on such board governance. The members of the Nominating and Governance Committee are Messrs. Rudnick, Kreitman, and Weicker. Each Nominating and Governance Committee member meets the independence requirements of the NASDAQ and the Commission. The Nominating and Governance Committee met once during the year ended December 31, 2005.

Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board of Directors’ policy is to encourage the selection of directors who will contribute to the Company’s overall corporate goals: responsibility to stockholders, finance leadership, effective execution, high customer satisfaction and superior employee working environment. In nominating a candidate for election to the Board of Directors, the Nominating and Governance Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations comparable to the Company, the interplay of the candidate’s experience with the experiences of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In recommending candidates for election to the Board of Directors, the Nominating and Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluation of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the Nominating and Governance Committee’s consideration, submit the candidate’s name and qualifications to the Company’s Secretary in writing to the following address: Medallion Financial Corp., Attn: Secretary, 437 Madison Avenue, 38th Floor, New York, New York 10022, with a copy to Medallion Financial Corp, Attn: General Counsel at the same address. When submitting candidates for nomination to be elected at the Company’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by the Company’s bylaws.

In particular, for the Nominating and Governance Committee to consider a candidate or candidates recommended by a stockholder for nomination at the 2007 Annual Meeting of Stockholders, written notice of such stockholder’s intent to make such nomination or nominations must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary not later than 120 days in advance of the date of the Company’s notice of annual meeting released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s notice of annual meeting of stockholders, then, in that event only, a stockholder’s notice must be delivered to and received at the principal executive offices of the Company at least 30 days before the notice of the date of the annual meeting is mailed to stockholders in the current year. The notice must include the information specified in the Company’s bylaws, including the following:

•	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting the person or persons specified above;

•	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•	such other information regarding each nominee proposed by such stockholders as would be required to be included in the Company’s proxy statement filed pursuant to the proxy rules of the Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

•	the consent of each nominee to serve as director of the Company if so elected.

Code of Ethics

As part of the Company’s compliance with the Investment Company Act of 1940, the Company has in place a code of ethics policy for its directors, officers and employees of the Company. These persons must act ethically at all times and in accordance with the guidelines comprising the Company’s Code of Ethical Conduct and Insider Trading Policy (codified as a written policy and adopted by the Board of Directors on October 4, 2004) to establish standards and procedures for the prevention and detection of activities which signal a conflict of interest or an abuse of fiduciary duty. To further promote ethical and responsible decision-making, the Board also adopted a Code of Ethical Conduct for Senior Financial Officers. The Company’s Code of Ethical Conduct and Insider Trading Policy and Code of Ethical Conduct for Senior Financial Officers can be can be found in the “For Investors” section of our website at www.medallion.com. The Board of Directors expects Company directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Ethics, which include, among other things, rules prohibiting loans or other extensions of credit, securities transactions during “blackout” periods, acceptance of gifts, and certain interested transactions. In addition, the Board of Directors has established a policy for reporting employee concerns to the Audit Committee of the Board of Directors. Anyone with a concern about the Company’s accounting, internal accounting controls, or auditing matters may confidentially report such concern by telephone to a special dedicated toll-free phone number. This policy was previously announced to all Company employees and the telephone number is published in the common-area workplaces of the Company. All such communications are confidential and shall be promptly reviewed by the Audit Committee.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Company’s Board of Directors through the Company’s Secretary by writing to the following address: Board of Directors, c/o Secretary, Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022. The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, loan complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as loan-related inquiries, elsewhere within the Company for review and possible response.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth the name, ages and titles of the persons who were directors of the Company and executive officers of the Company as of April 1, 2006:

Name	Age	Position(s) Held With The Company
Henry L. Aaron(1)	72	Director
Mario M. Cuomo(2)(3)	73	Director
Larry D. Hall(2)	52	Senior Vice President and Chief Financial Officer
Henry D. Jackson(1)	41	Director
Michael J. Kowalsky(2)	60	Executive Vice President
Stanley Kreitman	74	Director
Brian S. O’Leary(2)	60	Executive Vice President and Chief Operating Officer
Frederick A. Menowitz	69	Director
Alvin Murstein(1)(2)	71	Chairman, Chief Executive Officer, and Director
Andrew M. Murstein(2)(3)	41	President and Director
David L. Rudnick	66	Director
Marie Russo(2)	82	Senior Vice President and Secretary
Lowell P. Weicker, Jr.(3)	74	Director
Jeffrey Yin(2)	32	Chief Compliance Officer and General Counsel

(1)	indicates a Class III Director whose term expires at the 2008 Annual Meeting of Stockholders.
(2)	indicates an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
(3)	indicates a Class II Director whose term expires at the 2007 Annual Meeting of Stockholders.

Directors Not Standing for Election and Officers

Henry L. Aaron has served as a Director of the Company since November 2004. Mr. Aaron served as a Director of Turner Broadcasting System, Inc. from 1980 until its acquisition by Time Warner, Inc. in 1996. Mr. Aaron is currently Senior Vice President of Atlanta National League Baseball Club, Inc. He is currently President of Hank Aaron Automotive Group. Mr. Aaron sits on the board of Retail Ventures, Atlanta Technical Institute, the Atlanta Falcons, and the Atlanta Braves. He is a member of the Board of Governors for Boys and Girls Clubs of America. Mr. Aaron is a recipient of the Presidential Medal of Freedom, the nation’s highest civilian award, awarded by President George W. Bush.

Mario M. Cuomo has served as a Director of the Company since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been of counsel in the law firm of Willkie Farr & Gallagher LLP since July 2002 and was a partner in Willkie Farr & Gallagher LLP from February 1995 through May 2002. Willkie Farr & Gallagher LLP serves as counsel to the Company in connection with various legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John’s University and a J.D., magna cum laude, from St. John’s University School of Law.

Larry D. Hall has served at Chief Financial Officer since March 2004. Prior to that he served as Acting Chief Financial Officer since July 2003. Prior to that he served as Chief Accounting Officer since May 2001 and Assistant Treasurer of the Company since October 2000. Mr. Hall was employed by Citibank as Vice President - Corporate Financial Control/Corporate Reporting & Analysis from October 1995 to October 2000. Mr. Hall was Vice President - Finance/Controller, Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President - Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen & Company from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

Henry D. Jackson has served as a Director of the Company since November 2002. Mr. Jackson is Managing Partner and Chief Executive of Merchant Equity Partners LLP, a private investment fund headquartered in London, England and focused on special situations in the European retail industry. Prior to establishing Merchant Equity, he spent 20 years as an investment banker to the retail sector in Europe and the U.S. and was a Managing Director of Deutsche Bank, Credit Suisse First Boston, and Peter J. Solomon Company. Mr. Jackson received a B.Sc., with honors, from the Wharton School, a B.A., with honors, from the University of Pennsylvania, and was elected to Phi Beta Kappa.

Michael J. Kowalsky has served as Executive Vice President of the Company since May 1996. Mr. Kowalsky has been President of Medallion Funding Corp. since June 1996. He also served as Chief Operating Officer of Edwards Capital from 1992 until June 1996. Prior to joining Edwards Capital in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

Alvin Murstein has served as Chairman of the Board of Directors of the Company since its founding in 1995 and has been Chief Executive Officer of the Company since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of Medallion Funding Corp. since its founding in 1979. He served as Chairman of the Board of Directors of Medallion Taxi Media, Inc. from its founding in 1994 until its acquisition in September 2004 by a subsidiary of Clear Channel Communications, Inc. Mr. Murstein served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna Corporation from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Mr. Murstein served on the Board of Directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Alvin Murstein is the father of Andrew M. Murstein.

Andrew M. Murstein has served as President of the Company since its inception in 1995. Mr. Murstein has served as a Director of the Company since October 1997. He served as Chief Executive Officer and Director of Medallion Taxi Media from its inception until its acquisition in September 2004 by a subsidiary of Clear Channel Communications, Inc. Mr. Murstein has served two terms as a Director of Medallion Funding Corp. from May 1996 until April 1997. He served as the Director of New Business Development at Tri-Magna from 1994 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Andrew Murstein is the son of Alvin Murstein and the son-in law of Mr. Rudnick.

Brian S. O’Leary has served as the Chief Operating Officer since April 2001. Mr. O’Leary joined the Company in December 1999 as Executive Vice President and Chief Credit Officer. From April 1996 to December 1999, Mr. O’Leary was Executive Vice President of Atlantic Bank of New York, serving initially as Chief Credit Officer and Chief Administrative Officer and later as head of middle market banking which included the bank’s Leasing and Premium Finance subsidiaries. Mr. O’Leary was also a member of the management credit committee. From May 1990 to April 1996 Mr. O’Leary was with Bank Leumi Trust Co. of New York, first as a Deputy Division Head of the Lending Division and a Deputy Chief Lending Officer and then as EVP and Division Executive of domestic banking. He was also a member of the Senior Credit Committee. From July 1977 to May 1990, he was with Marine Midland Bank, most recently as a Regional Executive Vice President. He began his banking career in 1970 with Bankers Trust Co. in the metropolitan banking division. Mr. O’Leary received a B.A. in economics from Fordham University and an M.B.A. in finance from Pace University.

Marie Russo has served as Senior Vice President and Secretary of the Company since February 1996. Ms. Russo has also been Senior Vice President and Secretary of the Company since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until its acquisition by the Company in May 1996. From 1989 to 1996, she was Vice President of the Company and from 1983 to 1986, she was Controller of the Company. Ms. Russo received a B.S. in accounting from Hunter College.

Lowell P. Weicker, Jr. has served as a Director of the Company since February 2003. Mr. Weicker served as Governor of the State of Connecticut from 1991 to 1995. He served as a United States Senator representing the State of Connecticut from 1970 to 1988. Mr. Weicker also serves as a director of Compuware Corporation and World Wrestling Entertainment, Inc. He received a B.A. from Yale University and a L.L.B. from the University of Virginia School of Law.

Jeffrey Yin has served as General Counsel and Chief Compliance Officer of the Company since June 2005. Prior to joining the Company, Mr. Yin served as Corporate Counsel of Marsh & McLennan Companies, Inc. Prior to joining Marsh & McLennan Companies, Mr. Yin was an associate in the New York office of Orrick, Herrington & Sutcliffe LLP. Mr. Yin received a B.A. in Economics and Rhetoric from the University of California at Berkeley and a J.D. from the New York University School of Law.

The address for the executive officers is the Company’s principal offices, located at 437 Madison Avenue, 38th Floor, New York, New York 10022.

Compensation of Directors and Executive Officers

Non-employee directors are paid $30,000 for each year they serve, payable in quarterly installments, and receive $3,000 for each Board of Directors meeting per quarter attended, $3,000 for attendance at any additional Board of Directors meetings that quarter, $750 for each telephonic Board of Directors meeting, $1,200 for each Compensation Committee and Nominating and Governance Committee meeting attended, $2,000 for each Audit Committee attended, and are reimbursed for expenses relating thereto. Employee directors do not receive any additional compensation for their service on the Board of Directors.

Non-employee directors are eligible to participate in the Company’s Amended and Restated 1996 Non-Employee Directors Stock Option Plan until such plan terminates on May 21, 2006. If approved by the Company’s stockholders at this annual meeting and by the Commission, non-employee directors will be eligible to participate in the Company’s 2006 Non-Employee Directors Stock Option Plan.

Employee directors of the Company are eligible to participate in the Company’s 401(k) Investment Plan. More information concerning the Company’s 401(k) Investment Plan can be found under “Report of the Board of Directors as to Compensation Matters.” The Company does not provide any other pension or retirement plan with respect to its directors or employees.

Employee directors are also eligible to participate in the Company’s Amended and Restated 1996 Employee Stock Option Plan until such plan terminates on May 21, 2006. If approved by the Company’s stockholders at this annual meeting, employee directors will be eligible to participate in the Company’s 2006 Employee Stock Option Plan.

Information with respect to the aggregate compensation paid to directors of the Company, including options to purchase shares of the Company’s Common Stock under the stock option plans, appears under “Compensation of Directors and Executive Officers.”

Compensation of Executive Officers

The following table sets forth certain compensation information for the Company’s (i) Chief Executive Officer, (ii) each of the Company’s four most highly compensated executive officers other than the Company’s Chief Executive Officer (collectively the “Named Executive Officers”), and (iii) the directors for the fiscal year ended December 31, 2005. The Company does not have a pension plan, but has established a 401(k) plan that provides matching contributions.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Awards	All Other Compensation(3)
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)	Securities Underlying Options (#)(2)
Alvin Murstein(*) Chairman, Chief Executive Officer and Director	2005	441,000	300,000		69,302	—	14,041
	2004	420,000	250,000		65,634	25,000	13,708
	2003	395,000	50,000		52,568	—	10,592

Andrew M. Murstein(*) President and Director	2005	498,750	445,000		96,693	—	4,200
	2004	475,000	995,000	(4)	90,426	25,000	—
	2003	430,000	125,000		90,569	—	—

Brian S. O’Leary(*) Executive Vice President, and Chief Operating Officer	2005	263,375	60,000		—	—	4,330
	2004	245,000	50,000		—	—	3,917
	2003	229,500	32,500		—	—	4,119

Michael J. Kowalsky(*) Executive Vice President	2005	245,300	88,000		—	—	3,424
	2004	233,625	85,000		—	—	4,013
	2003	202,500	37,000		—	50,000	3,367

Larry D. Hall(*) Executive Vice President, and Chief Financial Officer	2005	215,000	60,000		—	—	—
	2004	200,000	50,000		—	—	—
	2003	182,000	35,000		—	25,000	—

	Director Fees($)	Long-Term Compensation Awards(5)(6)
		Securities Underlying Options(#)
Henry L. Aaron, Director	42,000	9,000	(6)
Mario M. Cuomo, Director(*)	42,000	—
Stanley Kreitman, Director	52,700	—
Henry D. Jackson, Director	46,453	9,000	(6)
Frederick A. Menowitz, Director	50,924	—
David L. Rudnick, Director	66,600	—
Lowell P. Weicker. Jr., Director	53,673	—

*	An asterisk (*) indicates an “interested person” as such term is defined in Section 2(a)(19) of the 1940 Act.
(1)	The other annual compensation for Alvin Murstein for the fiscal year ended December 31, 2005 includes $38,085 for a country club membership and $21,494 for a car lease. The other annual compensation for Andrew M. Murstein for the fiscal year ended December 31, 2005 includes $46,080 for his pro-rated use of the Company’s driver. For the other Named Executive Officers, perquisites and other personal benefits do not exceed the lesser of $50,000 or ten percent of such Named Executive Officer’s total annual salary and bonus.
(2)	Grants of stock options under the Amended and Restated 1996 Stock Option Plan.
(3)	All other compensation for the fiscal year ended December 31, 2005 consists of amounts received pursuant to the matching program under the Company’s 401(k) Plan, except for Alvin Murstein which also includes term life insurance premiums of $9,375 paid by the Company for the benefit of Alvin Murstein and his spouse.
(4)	This bonus was declared after the 2005 annual meeting of the stockholders reflecting Mr. Murstein’s overall performance, including his efforts relating to the sale of Medallion Taxi Media, Inc.
(5)	Grant of stock options under the Amended and Restated 1996 Non-Employee Director Plan.
(6)	These options vest in three equal installments of 3,000 shares on the annual anniversary of the date of grant.

Compensation Table

The following table sets forth certain details of the aggregate compensation paid to each of the directors and the three highest paid executive officers for the fiscal year ended December 31, 2005.

Name of Person, Position	Aggregate Compensation from the Company ($)	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company Paid to Directors ($)
Alvin Murstein Chairman, Chief Executive Officer, and Director	824,343	N/A	N/A	N/A

Andrew Murstein President and Director	1,044,643	N/A	N/A	N/A

Henry L. Aaron Director	42,000	N/A	N/A	42,000

Mario M. Cuomo Director	42,000	N/A	N/A	42,000

Henry D. Jackson Director	46,453	N/A	N/A	46,453

Stanley Kreitman Director	52,700	N/A	N/A	52,700

Frederick A. Menowitz Director	50,924	N/A	N/A	50,924

David L. Rudnick Director	66,600	N/A	N/A	66,600

Lowell P. Weicker, Jr Director	53,673	N/A	N/A	53,673

Brian S. O’Leary Executive Vice President and Chief Operating Officer	327,705	N/A	N/A	N/A

Option Grants In the Last Fiscal Year

There were no options granted during the last fiscal year by the Company to the Named Executive Officers.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers during the last fiscal year:

	Shares Acquired on Exercise	Value Realized		Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In- the-Money Options at December 31, 2005(1)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Alvin Murstein	—	—		341,666	33,334	$988,997	$162,503
Andrew M. Murstein	—	—		341,666	33,334	$988,997	$162,503
Brian S. O’Leary	25,000	$137,501	(2)	75,001	—	$216,251	—
Michael J. Kowalsky	12,500	$81,503	(2)	50,000	12,500	$356,819	$92,375
Larry D. Hall	7,500	$40,375	(3)	69,448	8,333	$401,761	$64,664

(1)	Value is calculated as the closing market price on December 31, 2005 of $11.26, net of option exercise price.
(2)	Value realized is calculated as the stock sale price, net of option exercise price, but before any tax liabilities or transaction costs.
(3)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2005, concerning shares of common stock authorized for issuance under the Company’s equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	1,654,404	(1)	$10.21	70,921	(2)
Equity compensation plans not approved by shareholders	N/A		N/A	N/A
Total	1,654,404		$10.21	70,921

(1)	This number includes 1,569,655 shares of common stock to be issued upon the exercise of outstanding options under the Amended and Restated 1996 Employee Stock Option Plan and 84,749 shares of common stock to be issued upon the exercise of outstanding options under the Amended and Restated 1996 Non-Employee Director Plan.
(2)	This number includes 67,094 shares of common stock reserved for issuance under the Amended and Restated 1996 Employee Stock Option Plan and 3,827 shares of common stock available for issuance under the Amended and Restated 1996 Non-Employee Director Plan.

Employment Agreements and Arrangements

In May 1996, Alvin Murstein and Andrew M. Murstein entered into employment agreements with the Company, which were subsequently amended in May 1998. The agreements provide for a five-year term and automatically renew each year for a new five-year term unless either party terminates the agreement. The agreements provide that Alvin Murstein and Andrew M. Murstein shall receive an annual base salary of $300,000 and $225,000 respectively, which may be increased but not decreased. The agreements contain non-competition covenants from the executives in favor of the Company. The agreements provide for a severance payment in the event that the Company terminates their employment without Cause (as defined in the agreements) or if they terminate their employment for Good Reason (as defined in the agreements). The severance payment is equal to their base salary multiplied by the number of full and partial years remaining in the term at the time of termination plus legal fees and/or acceleration in the vesting of any unvested options.

Brian S. O’Leary entered into an employment agreement with the Company, which became effective in November 1999. Mr. O’Leary shall receive an initial base salary of $190,000 and options to buy 16,667 shares of Common Stock each year for a three-year period. Mr. O’Leary is an at-will employee; however, he is entitled to a severance payment of $150,000 upon a change of control if his employment is discontinued.

Michael J. Kowalsky entered into an employment agreement with the Company, which became effective in May 1996, was renewed in May 1999 for a three-year term, and was renewed again in February 2003. Under the second renewal agreement, Mr. Kowalsky is entitled to an annual salary of $202,500, $212,000 and $225,500 in the first, second and third year of the employment term, respectively. If the agreement is not renewed under certain conditions at the end of the three-year term, Mr. Kowalsky shall receive a severance payment equal to $112,000 payable over six months following the termination of the agreement. The agreement contains a non-competition covenant from Mr. Kowalsky in favor of the Company. Upon the expiration of the second renewal agreement, the Company intends to enter into a new employment agreement with Mr. Kowalsky.

Larry D. Hall entered into an employment agreement with the Company, which became effective March 2003. Mr. Hall shall receive an initial base salary of $182,000 and options to buy 8,333 shares of Common Stock each year for a three-year period. Mr. Hall is an at-will employee; however, he is entitled to a severance payment of $112,500 upon a change of control if his employment is discontinued.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS

Compensation Committee

The Board of Directors of the Company has delegated the authority to establish compensation policies with respect to the Company’s executive officers to the Compensation Committee of the Company’s Board of Directors.

The objectives of the Company’s executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. The Compensation Committee, as appropriate, will make decisions each year regarding executive compensation, including annual base salaries and bonus awards, and stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company’s executives with the performance of the Company’s Common Stock. This report is submitted by the full Compensation Committee and addresses the compensation policies for year ended December 31, 2005 as they affected Alvin Murstein, in his capacity as the Chief Executive Officer of the Company, as well as each of the Company’s other executive officers.

Compensation Philosophy

The Company’s executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company’s policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

In executing its compensation policy, the Company seeks to relate compensation with the Company’s financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies such judgment and subjective determinations in reconciling the program’s objectives with the realities of retaining valued employees.

Executive Compensation Program

Annual compensation for the Company’s executives consists of three principal elements: base salary, cash bonus and stock options.

Base Salary and Cash Bonus

In setting the annual base salaries for the Company’s executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. The Company also regularly compares the salary levels of its executive officers with other leading companies.

Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

Cash bonuses are tied directly to the Company’s financial performance and the contribution of the executive to such performance.

Stock Option Plan

Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock under the Company’s Amended and Restated 1996 Stock Option Plan, which expires on May 21, 2006. The purposes of the Company’s stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to the Company’s growth and development.

The Company’s stock programs include vesting periods to optimize the retention value of these options and to orient the Company’s executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards.

Except for executives with substantial holdings of the Company’s stock, the number of shares of Common Stock subject to option grants is generally intended to reflect the significance of the executive’s current and anticipated contributions to the Company. The exercise price of options granted by the Company is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 2005 option grants to the Company’s executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations and the availability of options for grant under the plan. The value realizable from exercisable options is dependent upon the extent to which the Company’s performance is reflected in the price of the Company’s Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

Non-Employee Director Stock Option Plan

In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and the Company’s stockholders, the Board of Directors of the Company adopted and the stockholders approved the 1996 Director Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan (the “Director Plan”), which replaced the earlier plan. The Director Plan provides for the automatic grant of options to directors of the Company who are not employees or officers, including interested persons, known as Eligible Directors. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of the Director Plan by the Commission. The Commission approved the Director Plan on April 12, 2000 (the “Approval Date”).

Under the Director Plan, the Company will grant an option to purchase 9,000 shares to each Eligible Director elected at an annual stockholder meeting after the Approval Date. If an Eligible Director is elected after the Approval Date by means other that an annual stockholder meeting, the Company will grant an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the Eligible Director’s three-year term.

The total number of shares which may be granted from time to time under the Director Plan is 100,000 shares. The Director Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible for grants or awards of options under the Director Plan. The exercise price of options granted is not less than the fair market value of the Company’s Common Stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Board of Directors not eligible to participate in the Director Plan. Options become exercisable at each annual stockholder meeting. The number of shares which are exercisable is calculated by multiplying the number of shares in the option by a fraction which contains the number of whole months since the date of grant or the last stockholder annual meeting in the numerator, and the number of whole months for which the Eligible Director was elected in the denominator. To exercise options, the optionee must remain an Eligible Director. No option may be exercised more than five years after the date on which it is granted.

The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof. On December 31, 2005, 3,827 shares of Common Stock were reserved for future grants under the Director Plan.

Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee’s life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director for any reason, other than death, three months following the date such director ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the Director Plan or materially increase the benefits accruing to participants under the Director Plan without the approval of the stockholders of the Company.

401(k) Plan

Since 1996, the Company has been a participating employer in the Company’s 401(k) Investment Plan (the “401(k) Investment Plan”) which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one year of service. Under the 401(k) Investment Plan, an employee may elect to defer not less than 1.0% and no more than the maximum percentage allowed under Section 402(g) of the Code of the total annual compensation that would otherwise be paid to the employee. Employee contributions are invested in various mutual funds, according to the direction of the employee. On September 1, 1998, the Company elected to match employee contributions to the 401(k) Investment Plan in an amount equal to one-third of the first 6% of an employee’s contributions.

Alvin Murstein’s 2005 Compensation

The Board of Directors has set Alvin Murstein’s total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Alvin Murstein, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company’s other senior executives.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer or either of its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure its stock options grants to executive officers in a manner that complies with these performance-based requirements.

Compensation Committee

Frederick A. Menowitz, Chairman

Henry D. Jackson

Stanley Kreitman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Messrs. Kreitman, Menowitz, and Jackson.

No interlocking relationships exist between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee was an officer or employee of the Company at any time during the year ended December 31, 2005. No executive officer or director of the Company serves on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee

STOCK PERFORMANCE GRAPH

The Commission requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph commences as of January 1, 2000 and compares the Company’s Common Stock with the cumulative total return for the NASDAQ (U.S.) Index and the Russell 2000 Index. Furthermore, the following graph assumes the investment of $100 on January 1, 2000 in each of the Company’s Common Stock, the stocks comprising the NASDAQ (U.S.) Index and the Russell 2000 Index and assumes dividends are reinvested.

Cumulative Total Return

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Audit Committees play a critical role in the financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process. As such, we are providing this fiscal report to stockholders to help inform them of this process and the activities of the Audit Committee in the past year. The Audit Committee of the Board of Directors is composed of three non-management directors selected by the Board. All current members meet the experience and independence requirements of NSADAQ and the Commission. In addition, our Board of Directors has determined that Stanley Kreitman is an “audit committee financial expert” as defined by both NASDAQ listing standards and Commission guidelines.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent accountants, Weiser LLP are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

2. The Audit Committee has discussed with the independent accountants and management the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380).

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

5. The Audit Committee has considered whether the provision of non-audit related services by the independent accountants is compatible with maintaining the accountant’s independence.

The undersigned members of the Audit Committee have submitted this report to the Board of Directors.

Stanley Kreitman, Chairman

Henry D. Jackson, Director

Lowell P. Weicker, Jr., Director

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mario M. Cuomo is a Director of the Company and is of counsel in the law firm of Willkie Farr & Gallagher LLP, which serves as legal counsel to the Company in connection with various matters.

Certain directors, officers and stockholders of the Company are also directors of its wholly owned subsidiaries Medallion Funding Corp., Medallion Capital, Inc., Medallion Business Credit, LLC, Freshstart Venture Capital Corp., and Medallion Bank. Officer salaries are set by the Board of Directors of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Commission, the NASDAQ National Market and the Company. There persons are required to provide the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of these forms and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2005, except that a report was filed one day late by Jeffrey Yin relating to a fiscal year 2005 option grant.

OTHER MATTERS OF BUSINESS

The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this proxy statement. In the event that any other business requiring the vote of stockholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended December 31, 2005 with the Commission on March 15, 2006. Stockholders may obtain a copy of this report, without charge, by writing to Marie Russo, Senior Vice President and Secretary, at the Company’s principal offices located at 437 Madison Avenue, 38th Floor, New York, New York, 10022.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for next year’s annual meeting, the written proposal must be received by the Company no later than January 15, 2007. Such proposal will also need to comply with the Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received by the Company no later than March 30, 2007.

By Order of the Board of Directors,

MARIE RUSSO,

Secretary

May 15, 2006

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

Exhibit I

MEDALLION FINANCIAL CORP.

2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. Definitions

In this Plan, except where the context otherwise indicates, the following definitions apply:

1.1. “Affiliate” means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries of the Company which become such after adoption of the Plan.

1.2. “Agreement” means a written agreement granting an Option that is executed by the Company and the Optionee.

1.3. “Board” means the Board of Directors of the Company.

1.4. “Code” means the Internal Revenue Code of 1986, as amended.

1.5. “Committee” means a committee consisting of Directors of the Company who are not eligible to participate in the Plan.

1.6. “Common Stock” means the common stock, par value $.01 per share, of the Company.

1.7. “Company” means Medallion Financial Corp., a Delaware corporation.

1.8. “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 7.

1.9. “Date of Grant” means the date on which an Option is granted under the Plan.

1.10. “Director” means a member of the Board of the Company.

1.11. “Eligible Director” means any Director who is not an Employee or officer.

1.12. “Effective Date” means the date on which the Plan or any amendment is adopted by the Board, approved by the Company’s stockholders and approved by the SEC.

1.13. “Employee” means any employee of the Company or an Affiliate.

1.14. “Fair Market Value” means the closing price of the Common Stock as reported in the Wall Street Journal, Northeast Edition, as quoted on the NASDAQ National Market on the date of grant, or if no such market value exists, the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

1.15. “Incentive Stock Option” means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

1.16. “1940 Act” means the Investment Company Act of 1940, as amended.

1.17. “Nonstatutory Stock Option” means an Option granted under the Plan that is not an Incentive Stock Option.

1.18. “Option” means an option to purchase Shares granted under the Plan.

1.19. “Option Period” means the period during which an Option may be exercised.

1.20. “Option Price” means the price per Share at which an Option may be exercised; provided, however, that the Option Price shall not be less than the Fair Market Value as of the Date of Grant. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 9 hereof, subject to Section 6.5 hereof.

1.21. “Optionee” means an Eligible Director to whom an Option has been granted.

1.22. “Plan” means Medallion Financial Corp. 2006 Non-Employee Director Stock Option Plan.

1.23. “SEC” means the Securities and Exchange Commission.

1.24. “Share” means a share of Common Stock.

2. Purpose

The Plan is intended to assist the Company in attracting and retaining qualified persons to serve on the Board of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentives to promote the success of the Company.

3. Administration

Grants of Options under the Plan shall be automatic as provided in Sections 6.1 and 6.2 hereof. However, all questions of interpretation with respect to the Plan and Options granted under it shall be determined by a Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

4. Eligibility

Options may be granted only to Eligible Directors and they shall only be eligible to receive Nonstatutory Stock Options.

5. Stock Subject to the Plan

5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 100,000 Shares.

5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6. Options

6.1. On the later of the (i) Effective Date of the Plan or (ii) the Company’s 2006 Annual Meeting of Stockholders, each Eligible Director elected or re-elected at such meeting to a three-year term shall automatically be granted upon such election an Option to purchase 9,000 shares of Common Stock at the then current Fair Market Value.

6.2. Except as provided in Section 6.1, at each annual meeting of the stockholders of the Company after the Effective Date of the Plan, each Eligible Director elected or re-elected at such meeting to a three-year term shall automatically be granted upon such election an Option to purchase 9,000 shares of Common Stock at the then current Fair Market Value. In addition, upon the election of an Eligible Director other than at an annual meeting of stockholders (whether by the Board or the stockholders and whether to fill a vacancy or otherwise), each such Eligible Director shall automatically be granted an Option to purchase that number of shares that is determined by multiplying 9,000 by a fraction, the numerator of which shall equal the number of whole months remaining in the newly elected Director’s term and the denominator of which shall be 36. For example, if an Eligible Director is elected to an 18 month term of office and an Eligible Director elected to a full three year term of office would have received an Option to purchase 9,000 shares of Common Stock, then the Eligible Director elected to the 18 month term would receive an Option to purchase 4,500 shares of Common Stock. Each Option granted under the Plan shall be clearly identified as a Nonstatutory Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Directors shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

6.3. The term of each Option granted under this Plan shall be ten years from the Date of Grant.

6.4. Options granted under this Plan shall become exercisable at each annual meeting of stockholders beginning on the first annual meeting of stockholders following the Date of Grant with respect to one-third the number of shares covered by such Option. Notwithstanding the foregoing, in the event that the Company holds an annual meeting of stockholders in 2006, such meeting shall not cause any Options issued under the Plan to become exercisable. Directors holding exercisable Options under this Plan who cease to be Eligible Directors for any reason, other than permanent disability or death or removal for cause, may exercise the rights they had under such Options at the time they ceased being an Eligible Director for three months following the date on which such Director ceased to be an Eligible Director; provided, however, no additional Options held by such Directors shall become exercisable thereafter. In the event of removal of the Eligible Director for cause, all outstanding options held by such Eligible Director shall terminate as of the date of the Eligible Director’s removal. Upon the permanent disability or death of a Director, those entitled to do so under the Director’s will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of permanent disability or death, to exercise in whole or in part any rights which were available to the Director at the time of his or her death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of five years from their Date of Grant.

6.5. Notwithstanding anything to the contrary in this Plan, without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option or, except for the payment of cash dividends as provided in Section 9.2, the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

7. Exercise of Options

7.1. An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2 hereof.

7.2. Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company.

8. Restrictions on Transfer

Options shall not be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee or, in the event of his or her permanent disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

9. Capital Adjustments

9.1. Effective upon the receipt of the requisite approval of this plan by the SEC, in the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion and to the minimum extent necessary to compensate for the effect thereof, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, (ii) the Option Price of outstanding Options, (iii) the aggregate number and class of Shares that may be issued under the Plan and (iv) the maximum number of Shares with respect to which an Eligible Director may be granted Options during the period specified in Section 6.4.

9.2 In order to preserve an Eligible Director’s rights under an Option in the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company or any similar change in control of the Company, the Committee in its discretion subject to applicable law may at any time take one or more of the following actions: (i) provide for acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Eligible Director of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted thereof, by another entity, or (v) make such other provision as the Committee may consider equitable to the Eligible Director and in the best interests of the Company.

10. Termination or Amendment

The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company’s stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed, if any, and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted under the Plan during any suspension or after termination of the Plan.

11. Modification, Extension and Renewal of Options; Substituted Options

11.1. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan or options granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.5, any such substituted Options may specify a longer term than the surrendered options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee’s rights or obligations under such Option.

11.2. Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options in substitution for which they are granted.

12. Effectiveness of the Plan

The Plan and any amendment thereto shall be effective on the Effective Date.

13. Withholding

The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (iii) delivering to the Company already owned and unencumbered Shares.

14. Term of the Plan

Unless sooner terminated by the Board pursuant to Section 10, the Plan shall terminate on February 15, 2016, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15. Indemnification of Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16. General Provisions

16.1. The establishment of the Plan shall not confer upon any Eligible Director any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

16.2. Neither the Plan, nor the granting of an Option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an Optionee as a Director for any period of time or at any particular rate of compensation. No Director shall have any rights as a stockholder with respect to the shares covered by his or her Option until the date he or she exercises such Option and pays the Option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option is exercised and paid for.

16.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

16.4. The interests of any Eligible Director under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

16.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

16.6. The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

16.7. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

Exhibit II

MEDALLION FINANCIAL CORP.

2006 EMPLOYEE STOCK OPTION PLAN

1. Definitions

In this Plan, except where the context otherwise indicates, the following definitions apply:

1.1. “Affiliate” means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries of the Company which become such after adoption of the Plan.

1.2. “Agreement” means a written agreement granting an Option that is executed by the Company and the Optionee.

1.3. “Board” means the Board of Directors of the Company.

1.4. “Code” means the Internal Revenue Code of 1986, as amended.

1.5. “Committee” means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

1.6. “Common Stock” means the common stock, par value $.01 per share, of the Company.

1.7. “Company” means Medallion Financial Corp., a Delaware corporation.

1.8. “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 7.

1.9. “Date of Grant” means the date on which an Option is granted under the Plan.

1.10. “Director” means a member of the Board of Directors of the Company or any Affiliate.

1.11. “Eligible Individual” means any Employee, any person who has been hired to be an Employee or any Director who is also an Employee. Persons who are Directors of the Company who are not also Employees or officers shall not be Eligible Individuals.

1.12. “Employee” means any employee of the Company or an Affiliate.

1.13. “Fair Market Value” means the closing price of the Common Stock as reported in the Wall Street Journal, Northeast Edition, as quoted on the NASDAQ National Market on the date of grant, or if no such market value exists, the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

1.14. “Incentive Stock Option” means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

1.15. “1940 Act” means the Investment Company Act of 1940, as amended.

1.16. “Nonstatutory Stock Option” means an Option granted under the Plan that is not an Incentive Stock Option.

1.17. “Option” means an option to purchase Shares granted under the Plan.

1.18. “Option Period” means the period during which an Option may be exercised.

1.19. “Option Price” means the price per Share at which an Option may be exercised, provided, however, that the Option Price shall not be less than the Fair Market Value as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate (a “Ten-Percent Stockholder”), the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 9 hereof, subject to Section 6.5 hereof.

1.20. “Optionee” means an Eligible Individual to whom an Option has been granted.

1.21. “Plan” means Medallion Financial Corp. 2006 Employee Stock Option Plan.

1.22. “Share” means a share of Common Stock.

2. Purpose

The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. Administration

The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options to Eligible Individuals, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms (which terms need not be identical) of all Options including, but not limited to, which Eligible Individuals shall be granted Options, the time or times at which Options are granted, the Option Price, the number of Shares subject to an Option, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any provisions relating to vesting, any circumstances in which Options terminate or Shares may be repurchased by the Company, the period during which Options may be exercised and any other restrictions on Options. In making these determinations, the Committee may take into account the nature of the services rendered by the Optionees, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Agreements, including, but not limited to, any determination to accelerate the vesting of outstanding Options. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.

4. Eligibility

Options may be granted only to Eligible Individuals and only Employees shall be eligible to receive Incentive Stock Options.

5. Stock Subject to the Plan

5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 800,000 Shares.

5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6. Options

6.1. Options granted under the Plan shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as an Incentive Stock Option or a Nonstatutory Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

6.2. The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

6.3. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be covered by Options granted to any Eligible Individual during the term of this Plan shall not exceed 125,000 Shares.

6.4. Subject to Committee approval, Optionees holding exercisable Options under this Plan who cease to be Eligible Individuals for any reason, other than permanent disability or death or termination for cause, may exercise the rights they had under such Options at the time they ceased being an Eligible Individual for three months following the date on which such Optionee ceased to be an Eligible Individual, provided, however, no additional Options held by such Employee shall become exercisable thereafter. In the event of termination of employment of any Optionee for cause, all outstanding options held by such Optionee shall terminate effective as of the date of notice of termination. Subject to Committee approval, upon the permanent disability or death of an Optionee, those entitled to do so under the Optionee’s will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of permanent disability or death, to exercise in whole or in part any rights which were available to the Optionee at the time of his or her permanent disability or death.

6.5. Notwithstanding anything to the contrary in this Plan, without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option or, except for the payment of cash dividends as provided in Section 9.2, the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

7. Exercise of Options

7.1. An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2 hereof.

7.2. Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company.

8. Restrictions on Transfer

Options shall not be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee or, in the event of his or her permanent disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

9. Capital Adjustments

9.1 Effective upon receipt of the requisite approval of this plan by the Securities and Exchange Commission, in the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion and to the minimum extent necessary to compensate for the effect thereof, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, (ii) the Option Price of outstanding Options, (iii) the aggregate number and class of Shares that may be issued under the Plan and (iv) the maximum number of Shares with respect to which an Employee may be granted Options during the period specified in Section 6.2.

9.2 In order to preserve an Optionee’s rights under an Option in the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company or any similar change in control of the Company, the Committee in its discretion subject to applicable law may at any time take one or more of the following actions: (i) provide for acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Optionee of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted thereof, by another entity, or (v) make such other provision as the Committee may consider equitable to the Optionee and in the best interests of the Company

10. Termination or Amendment

The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company’s stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed, if any, and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted under the Plan during any suspension or after termination of the Plan.

11. Modification, Extension and Renewal of Options; Substituted Options

11.1. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan or options granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.5, any such substituted Options may specify a longer term than the surrendered options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee’s rights or obligations under such Option.

11.2. Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options in substitution for which they are granted.

12. Effectiveness of the Plan

The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. Options may be granted prior to stockholder approval of the Plan, and the date on which any such Option is granted shall be the Date of Grant for all purposes provided that (a) each such Option shall be subject to stockholder approval of the Plan, (b) no Option may be exercised prior to such stockholder approval, and (c) any such Option shall be void ab initio if such stockholder approval is not obtained. Section 9.1 of the Plan and any amendment to such section is subject to approval by the Securities and Exchange Commission.

13. Withholding

The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (iii) delivering to the Company already owned and unencumbered Shares.

14. Term of the Plan

Unless sooner terminated by the Board pursuant to Section 10, the Plan shall terminate on February 15, 2016, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15. Indemnification of Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16. General Provisions

16.1. The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

16.2. The Plan does not constitute inducement or consideration for the employment or service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

16.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

16.4. The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

16.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware and it is the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.

16.6. The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

16.7. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

Exhibit III

AUDIT COMMITTEE CHARTER

PURPOSES:

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (“Board”) of Medallion Financial Corp. (the “Company”) are as follows:

1. To assist Board oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the independent auditors and the Company’s internal audit function.

2. To prepare the report of the Committee for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the rules and regulations of the Investment Company Act of 1940 (the “1940 Act”).

MEMBERSHIP:

The Committee shall be comprised of three (3) or more members of the Board. The Committee shall be organized in compliance with rules and listing standards established by the principal exchange on which the Company’s common shares are traded (the “Exchange”) from time to time and applicable SEC rules and the 1940 Act. The Board shall appoint members of the Committee and members shall serve at the pleasure of the Board. The Board shall designate one of the Committee members to serve as Chairman of the Committee. No member of the Committee may receive any compensation from the Company other than directors’ fees. All members of the Committee must meet the experience and independence requirements of the National Association of Securities Dealers and 1940 Act guidelines. Committee members shall have the following qualifications:

1. Each member of the Committee shall be “independent” as determined by the Board in its business judgment in accordance with standards established by the Exchange from time to time.

2. Each member of the Committee shall not be an “interested person” as such term is defined in section 2 of the 1940 Act.

3. Each member of the Committee shall be “financially literate” (or become so within a reasonable time after his or her appointment to the Committee), as such qualification is interpreted by the Board in its business judgment in accordance with standards established by the Exchange and 1940 Act guidelines from time to time.

4. At least one member of the Committee shall have such attributes relating to financial expertise as the Board determines in its business judgment satisfy standards set forth in rules and listing standards in Exchange and the rules and regulations established by the SEC and 1940 Act guidelines from time to time.

DUTIES AND RESPONSIBILITIES:

The Committee has the following duties and responsibilities:

A. To retain and terminate the Company’s independent auditors.

B. At least annually, to obtain and review a report by the independent auditors describing (1) the auditing firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal

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quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company.

C. To review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors and present the Committee’s conclusions with respect to the independent auditors to the full Board.

D. To ensure that the lead audit partner does not serve in that capacity for more than five years and consider whether the audit firm itself should be changed periodically.

E. To discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

F. To receive reports from the Company’s Chairman and Chief Executive Officer and Chief Financial Officer of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and identify any material weakness in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

G. To review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements, and to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

H. To review in advance of distribution all dividends and earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

I. To review any accounting adjustments that were noted or proposed by the auditor but were “passed” (including similar adjustments that were passed because individually they were not material); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the auditing firm to the Company.

J. To review and approve the Company’s hedging policy and execution of hedging transactions and other financial risk methodology.

K. To review and approve the Company’s portfolio valuation, credit loss reserve policy, and establishment of reserves on a quarterly basis.

L. On behalf of the Board of Directors, to authorize transactions in which the Company or any subsidiary incurs indebtedness (for this purpose, a guarantee by the Company or any subsidiary of the financial obligations of another person shall be deemed to be an incurrence of indebtedness), or refinances any indebtedness, in an amount greater than $50 million but less than $100 million (which shall require full Board approval) in any transaction or series of related transactions.

M. On behalf of the Board of Directors, to authorize such other capital markets transactions or other transactions, and such other matters, as the Board may request.

N. As appropriate, to obtain advice and assistance from outside legal, accounting or other advisors.

O. To discuss policies with respect to risk assessment and risk management.

P. To review the adequacy of management information systems, internal accounting and financial controls.

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Q. To meet separately, on a periodic basis, with Company personnel responsible for the internal audit function and with independent auditors.

R. To review with the independent auditor any audit problems or difficulties and management’s response.

S. To establish policies regarding hiring employees or former employees of the independent auditors.

T. To review annually internal and external audits, if any, of employees benefit plans and pension plans of the Company (including subsidiaries).

U. To review annually adequacy of the Company’s insurance.

V. To review annually adequacy of protection of technology, including physical security, patent and trademark program and proprietary information.

W. To review annually the policies and procedures relating to compliance with legal and regulatory requirements and the Company’s compliance therewith.

X. To meet four times a year or more frequently as circumstances require.

Y. To report regularly to the Board.

Z. To establish procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by company employees concerns regarding questionable accounting or auditing matters.

PERFORMANCE EVALUATION REPORT:

The Committee will provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report.

DELEGATION TO SUBCOMMITTEE:

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

RESOURCES AND AUTHORITY OF THE COMMITTEE:

The Committee will be given the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit engagements with the independent auditors. The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation (a) to the public accounting firm employed to audit the Company’s financial statements and (b) to any advisors employed by the Committee.

MINUTES:

Minutes will be kept of each meeting of the Committee and will be available to each member of the Board. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission, or alteration.

AMENDMENTS:

This Audit Committee Charter may be amended in whole or in part with the approval of a majority of the Board.

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APPENDIX A

MEDALLION FINANCIAL CORP.

ANNUAL MEETING OF STOCKHOLDERS – June 16, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and the proxy statement, hereby appoints Alvin Murstein and Marie Russo, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of the Company held of record by the undersigned on April 21, 2006, the record date, at the annual meeting of stockholders to be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022 on the 16th day of June 2006, at 10:00 a.m., Eastern Daylight Saving Time, or any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS (1), (2) AND (3).

IMPORTANT – PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE.

Please date, sign and mail your proxy

card back as soon as possible!

Annual Meeting of Stockholders

MEDALLION FINANCIAL CORP.

June 16, 2006

Please Detach and Mail in the Envelope Provided

A ☒	Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3.

1. Election of Directors Nominees: Stanley Kreitman Frederick A. Menowitz David L. Rudnick			FOR ALL (except as indicated below) ☐	WITHHOLD ALL ☐	3. Proposal to approve the adoption of the Company’s 2006 Employee Stock Option Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

(Except nominee(s) written below)

2. Proposal to approve the adoption of the Company’s 2006 Non-Employee Director Stock Option Plan		FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Signature _________________________ Signature __________________________ Dated: ____________, 2006

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. FOR JOINT ACCOUNTS, EACH OWNER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, ETC. PLEASE GIVE YOUR FULL TITLE.